UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

November 15, 2004
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission File Number)	75-2142963 (IRS Employer Identification No.)

1231 Greenway Drive, Suite 600 Irving, Texas (Address of principal executive offices)	75038 (Zip Code)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits
[Signature Page Follows]
SIGNATURES
EXHIBIT INDEX
Articles of Amendment to the Restated Articles of Incorporation
Composite Restated Articles of Incorporation
Change-in-Control Executive Severance Agreement-Barry M. Barron
Change-in-Control Executive Severance Agreement-William S. McCalmont

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2004, the Board of Directors of Ace Cash Express, Inc. authorized, and ACE entered into, an amended and restated Change-in-Control Executive Severance Agreement with each of Barry M. Barron, ACE’s Executive Vice President-Operations, and William S. McCalmont, ACE’s Executive Vice President and Chief Financial Officer. The new agreement with Mr. Barron amends and supersedes the Change-in-Control Executive Severance Agreement with him dated as of May 15, 2001, and the new agreement with Mr. McCalmont amends and supersedes the Change-in-Control Executive Severance Agreement with him dated as of August 5, 2003. Each new agreement amends the previous agreement only to remove the previous limitation on the amount or value of severance benefits that was intended to avoid any “excess parachute payment” under federal tax laws. In all other material respects, the terms of each new agreement are the same as those of the previous agreement with each of Mr. Barron and Mr. McCalmont, which are described in ACE’s proxy statement for its 2004 annual shareholders’ meeting. Also, all of the material terms of the two new agreements are the same.

ACE’s Board authorized the new agreements based upon the recommendation of its Compensation Committee, which determined that the tax-related limitation on the severance benefits would likely render the previous agreements ineffective in providing Mr. Barron and Mr. McCalmont an incentive to remain with ACE in the event of a possible Change in Control. Any severance benefits paid under the new agreements that constitute an “excess parachute payment” under federal tax laws will not be deductible (as compensation expense) by ACE or its successor after the Change in Control and will be subject to an excise tax payable by the recipient.

Item 8.01 Other Events.

At the annual shareholders’ meeting held on November 15, 2004, ACE’s shareholders approved the proposed amendment to ACE’s Restated Articles of Incorporation to increase the number of shares of Common Stock that ACE is authorized to issue from 20,000,000 to 50,000,000 shares. A copy of the Articles of Amendment to the Restated Articles of Incorporation, which was filed and effective on November 18, 2004, is Exhibit 3.1 to this report. A complete copy of the Restated Articles of Incorporation, as amended, is Exhibit 3.2 to this report.

At its meeting held on November 15, 2004, ACE’s Board named Robert P. Allyn and J. M. Haggar, III to its Compensation Committee. Each of Mr. Allyn and Mr. Haggar is an independent director first elected by ACE’s shareholders at the 2004 annual shareholders’ meeting. Mr. Allyn had previously been elected a director in August 2004, but had not been named to a Board committee. Mr. Allyn and Mr. Haggar will serve with Michael S. Rawlings, who will continue to be Chairman of the Compensation Committee. Marshall B. Payne will no longer be a member of the Compensation Committee, but will continue to serve with Edward W. Rose III (Chairman) and C. Daniel Yost on the Board’s Audit Committee.

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Forward-looking Statements

This Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “target,” “goal,” “should,” “would,” and terms with similar meanings.

Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties and other factors, could cause the actual results to differ materially from these in the forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, matters described in this Report and ACE’s other reports filed with the Securities and Exchange Commission, such as:

•	ACE’s relationships with Republic Bank & Trust Company, with Travelers Express Company, Inc. and its affiliates, and with its lenders;

•	ACE’s relationships with providers of services or products offered by ACE or property used in its operations;

•	federal and state governmental regulation of check cashing, short-term consumer lending, and related financial services businesses;

•	any litigation regarding ACE’s short-term consumer lending activities;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check-cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer services offered by ACE;

•	the terms and performance of third-party services offered at ACE’s stores; and

•	customer demand and response to services offered at ACE’s stores.

ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable.

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     (b)      Not applicable.

     (c)      Exhibits. The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

3.1	Articles of Amendment to the Restated Articles of Incorporation of Ace Cash Express, Inc. filed and effective November 18, 2004.

3.2	Composite Restated Articles of Incorporation of Ace Cash Express, Inc., as amended through November 18, 2004

10.1	Change-in-Control Executive Severance Agreement dated as of November 15, 2004, between Ace Cash Express, Inc. and Barry M. Barron.

10.2	Change-in-Control Executive Severance Agreement dated as of November 15, 2004, between Ace Cash Express, Inc. and William S. McCalmont.

[Signature Page Follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: November 19, 2004	By:	/s/ WALTER E. EVANS Walter E. Evans Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of Ace Cash Express, Inc. filed and effective November 18, 2004.

3.2	Composite Restated Articles of Incorporation of Ace Cash Express, Inc., as amended through November 18, 2004.

10.1	Change-in-Control Executive Severance Agreement dated as of November 15, 2004, between Ace Cash Express, Inc. and Barry M. Barron.

10.2	Change-in-Control Executive Severance Agreement dated as of November 15, 2004, between Ace Cash Express, Inc. and William S. McCalmont.